CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net Income (Loss)	$ (171,328)	$ 50,033	$ (10,352)
Other Comprehensive Income (Loss)
Translation Differences	(102)	157	(498)
Unrealized Gain (Loss) on Defined benefit plan	(163)	(76)	420
Other Comprehensive Income (Loss)	(265)	81	(78)
Total Comprehensive Income (Loss)	$ (171,593)	$ 50,114	$ (10,430)